Exhibit 3.3


                                                          FEDERAL IDENTIFICATION
                                                                  NO. 04-1414660
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Examiner
                        The Commonwealth of Massachusetts
                             William Francis Galvin
                          Secretary of the Commonwealth
              One Ashburton Place, Boston, Massachusetts 02108-1512

                              ARTICLES OF AMENDMENT
                    (General Laws, Chapter 156B, Section 72)

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Name
Approved

Division of Insurance
2/18/05 Approved by Donna Saporaro


We,    James M. Benson                   ,            President
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and    Emanuel Alves                     ,            Secretary
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of    John Hancock Life Insurance Company                                      ,
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                          (Exact name of corporation)

located at  200 Clarendon Street, Boston, MA 02117                             ,
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                (Street address of corporation in Massachusetts)

certify that these Articles of Amendment affecting articles numbered:

                                        3
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          (Number those articles 1, 2, 3, 4, 5 and/or 6 being amended)

of the Articles of Organization were duly adopted (***) by vote of:

1,000  shares of   common                     of  1,000  shares outstanding,
------           ----------------------------    -------
                (type, class & series, if any)

       shares of                              of         shares outstanding, and
------           ----------------------------    -------
                (type, class & series, if any)

       shares of                              of         shares outstanding,
------           ----------------------------    -------
                (type, class & series, if any)

C     |_|
P     |_|
M     |_|
R.A.  |_|

(1)**being at least a majority of each type, class or series outstanding and entitled to vote thereon:/ or (2)**being at least two-thirds of each type, class or series outstanding and entitled to vote thereon and of each type, class or series of stock whose rights are adversely affected thereby:

(***) - by unanimous written consent of sole shareholder on February 18, 2005

4
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P.C.

*Delete the inapplicable words.  **Delete the inapplicable clause.
(1) For amendments adopted pursuant to Chapter 156B, Section 70.
(2) For amendments adopted pursuant to Chapter 156B, Section 71.

Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on one side only of separate 8 1/2 x 11 sheets of paper with a left margin of at least 1 inch. Additions to more than one article may be made on a single sheet so long as each article requiring each addition is clearly indicated.

To change the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:

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      WITHOUT PAR VALUE STOCKS                  WITH PAR VALUE STOCKS
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  TYPE       NUMBER OF SHARES     TYPE        NUMBER OF SHARES    PAR VALUE
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Common:      xxxx                Common:      1,000               $10,000
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Preferred:   xxxx                Preferred:   xxxx                xxxx
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Change the total authorized to:

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      WITHOUT PAR VALUE STOCKS                  WITH PAR VALUE STOCKS
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  TYPE       NUMBER OF SHARES     TYPE        NUMBER OF SHARES    PAR VALUE
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Common:      xxxx                Common:      100,000             $10,000
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Preferred:   xxxx                Preferred:   xxxx                xxxx
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

The foregoing amendment(s) will become effective when these Articles of Amendment are filed in accordance with General Laws, Chapter 156B, Section 6 unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.


Later effective date:__________________________________.


SIGNED UNDER THE PENALTIES OF PERJURY, this 18th day of February, 2005.


/s/ James M. Benson                                    ,  President
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/s/ Emanuel Alves                                      ,  Secretary
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

                        THE COMMONWEALTH OF MASSACHUSETTS

                              ARTICLES OF AMENDMENT
                    (General Laws, Chapter 156B, Section 72)

                    ========================================

                    I hereby approve the within Articles of
                    Amendment and, the filing fee in the
                    amount of $100 having been paid, said
                    articles are deemed to have been filed
                    with me this 18th day of February 2005.


                    Effective date:
                                    ------------------------

922517

                           /s/ William Francis Galvin

                             WILLIAM FRANCIS GALVIN
                          Secretary of the Commonwealth

                                               [STAMP OF WILLIAM FRANCIS GALVIN]

                         TO BE FILLED IN BY CORPORATION
                              Contact information:


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                    Telephone:
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                    Email:
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                    A copy of this filing will be available
                    on-line at www.state.ma.us/sec/cor once
                    the document is filed.